UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2019
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2019 (the “Closing Date”), Ingevity Corporation (the “Company”), Ingevity Holdings SPRL (“Holdings”), the other loan parties party thereto, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”), entered into an Amendment No. 3 (the “Amendment No. 3) and an Incremental Facility Agreement and Amendment No. 4 (the “Amendment No. 4”, together the “Amendments”) to the Credit Agreement, dated as of March 7, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to the Incremental Facility Agreement and Amendment No. 1, dated as of August 21, 2017 and the Incremental Facility Agreement and Amendment No. 2, dated as of August 7, 2018, the “Existing Credit Agreement”, and as amended by the Amendments, the “Amended Credit Agreement”), by and among the Company, the lenders from time to time party thereto and the Administrative Agent. Among other things, the Amendments established a new class of incremental term loan commitments in the aggregate principal amount of $375,000,000 (the incremental term loans made pursuant thereto, the “Incremental Term A-1 Loans”).
The Incremental Term A-1 Loans, bear interest at either (a) an adjusted base rate or (b) an adjusted LIBOR rate, in each case, plus an applicable margin (the “Applicable Margin”), in the case of base rate loans, ranging between 0.00% and 0.25%, and in the case of adjusted LIBOR rate loans, ranging between 0.75% and 1.25%. The Applicable Margin is based on a total leverage based pricing grid.
As consideration for Amendment No. 3, the Company paid to each lender party thereto a consent fee equal to 0.05% of the aggregate principal amount of the commitments and outstanding loans under the Existing Credit Agreement held by such lender immediately prior to the Closing Date.
The Incremental Term A-1 Loans are not subject to amortization, and are due and payable at maturity on August 7, 2022. The Amended Credit Agreement contains customary affirmative covenants, negative covenants and events of default.
The Company used the proceeds of the Incremental Term A-1 Loans to repay loans outstanding under its revolving credit facility and immediately following such repayment had available capacity under its revolving credit facility of $468.1 million.
The foregoing summary of the Credit Facilities does not purport to be complete and is qualified in its entirety by reference to (i) the Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the Amendment No. 4, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference and (iii) the Existing Credit Agreement, which was previously filed as Exhibit 10.1 to the Company’s Form 8-K, as filed with the U.S. Securities and Exchange Commission on August 9, 2018, and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Credit Agreement Amendment” is incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 3, by and among Ingevity Corporation, Ingevity Holdings SPRL, the other loan parties party thereto, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent.
10.2
Incremental Facility Agreement and Amendment No. 4, by and among Ingevity Corporation, Ingevity Holdings SPRL, the other loan parties party thereto, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ JOHN C. FORTSON
John C. Fortson
Executive Vice President and Chief Financial Officer
Date: March 7, 2019